UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): January 9, 2006
THE CLOROX COMPANY
(Exact name of registrant as specified in its charter)
Delaware
(State or other
jurisdiction of
incorporation or
organization)

1-07151 (Commission File Number)	31-0595760 (I.R.S. Employer Identification No.)
1221 Broadway, Oakland, California 94612-1888
(Address of principal executive offices) (Zip code)
(510) 271-7000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)
☐ Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     On January 10, 2006, the Company announced that George J. Harad had been elected to the Company’s Board of Directors, effective January 9, 2006. Mr. Harad was also appointed to the Management Development and Compensation Committee of the Board of Directors, effective January 9, 2006.
     A press release announcing Mr. Harad’s election was issued on January 10, 2006, a copy of which is being filed as Exhibit 99.1 hereto and is incorporated herein in its entirety.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits

Exhibit	Description
99.1	Press Release dated January 10, 2006, issued by The Clorox Company.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CLOROX COMPANY
Date: January 10, 2006	By:	/s/ Laura Stein
Senior Vice President –
General Counsel & Secretary

Exhibit Index

Exhibit	Description
99.1	Press Release dated January 10, 2006, issued by The Clorox Company.